UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2018

THE WALT DISNEY COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11605	95-4545390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California 91521
(Address of Principal Executive Offices) (Zip Code)

818 560-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on June 20, 2018, The Walt Disney Company (“Disney”), TWDC Holdco 613 Corp., a Delaware corporation and wholly owned subsidiary of Disney (“New Disney”), WDC Merger Enterprises I, Inc., a Delaware corporation and wholly owned subsidiary of New Disney, WDC Merger Enterprises II, Inc., a Delaware corporation and wholly owned subsidiary of New Disney, and Twenty-First Century Fox, Inc. (“21CF”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”). Pursuant to the Amended and Restated Merger Agreement, subject to certain exceptions, 21CF and its subsidiaries are prohibited from incurring indebtedness without the prior written consent of Disney.

On July 11, 2018, Disney entered into a letter agreement (the “Consent and Reimbursement Agreement”) with 21CF, pursuant to which Disney agreed to (1) permit 21CF to enter into an amendment to that certain Bridge Credit Agreement, dated as of December 15, 2016, among 21st Century Fox America, Inc., as borrower, 21CF, as parent guarantor, the lenders party thereto, Goldman Sachs Bank USA, Deutsche Bank AG Cayman Islands Branch and J.P. Morgan Europe Limited, as coadministrative agents, and J.P. Morgan Europe Limited, as designated agent (the “21CF Sky Bridge Facility”), which amendment, among other things, increased the commitments of certain lenders party to the 21CF Sky Bridge Facility by an aggregate principal amount of £3.125 billion and (2) the incurrence under the 21CF Sky Bridge Facility of up to an aggregate principal amount of £15.325 billion of indebtedness (the “Sky Debt”) for the purposes of financing 21CF’s acquisition of additional shares in Sky plc (the “Sky Acquisition”).

Pursuant to the Consent and Reimbursement Agreement, Disney also agreed, in certain circumstances described below, to reimburse 21CF in an amount (the “Reimbursement Fee”) equal to (1)(x) the number of shares of Sky plc that 21CF and its affiliates acquire in the Sky Acquisition, multiplied by (y) the amount by which the per share cash consideration paid by 21CF in the Sky Acquisition exceeds £13.00 per share and is less than or equal to £14.00 per share (the amount referred to in this clause (1), the “Principal Amount”), plus (2) interest and fees on such Principal Amount, which interest shall accrue at a rate per annum equal to the interest rate applicable to the Sky Debt from the date on which the Sky Acquisition is consummated until the date on which the Reimbursement Fee is paid to 21CF by Disney. The Reimbursement Fee is payable by Disney to 21CF if (1) any of the following occurs: (x) the Amended and Restated Merger Agreement is terminated in a circumstance in which Disney is obligated to pay the Parent Regulatory Termination Fee (as defined in the Amended and Restated Merger Agreement), (y) a Parent Superior Proposal Termination (as defined in the Amended and Restated Merger Agreement), or (z) the Amended and Restated Merger Agreement is terminated by 21CF because the Board of Directors of Disney made a Parent Change in Recommendation (as defined in the Amended and Restated Merger Agreement) and (2) at the time of such termination, 21CF has consummated the Sky Acquisition.

The foregoing description of the Consent and Reimbursement Agreement is a summary and is qualified in its entirety by reference to the Consent and Reimbursement Agreement, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction among The Walt Disney Company (“Disney”), Twenty-First Century Fox, Inc. (“21CF”) and TWDC Holdco 613 Corp. (“New Disney”), New Disney has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-225850) (as amended, the “Form S-4”), which was declared effective by the SEC on June 28, 2018. The Form S-4 includes an updated joint proxy statement of Disney and 21CF and also constitutes a prospectus of New Disney (the “updated joint proxy statement/prospectus”). The updated joint proxy statement/prospectus was mailed to the respective stockholders of Disney and 21CF on or about June 28, 2018. This updated joint proxy statement/prospectus replaces the definitive joint proxy statement/prospectus which Disney and 21CF previously filed with the SEC on May 24, 2018 and mailed to their respective stockholders on or about June 1, 2018. 21CF will file with the SEC a registration statement for a newly formed subsidiary (“New Fox”), which is contemplated to own certain assets and businesses of 21CF not being acquired by Disney in connection with the proposed transaction. 21CF, Disney and New Disney may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Form S-4, the updated joint proxy statement/prospectus or the registration statement of New Fox or any other document which 21CF, Disney or New Disney may file with the SEC. INVESTORS AND SECURITY HOLDERS OF 21CF AND DISNEY ARE URGED TO READ THE REGISTRATION STATEMENTS, THE UPDATED JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statements and the updated joint proxy statement/prospectus and, when available, other documents filed with the SEC by 21CF, Disney and New Disney through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of:

21CF	Disney

1211 Avenue of Americas	c/o Broadridge Corporate Issuer Solutions

New York, NY 10036	P.O. Box 1342

Attention: Investor Relations	Brentwood, NY 11717

1 (212) 852 7059	Attention: Disney Shareholder Services

Investor@21CF.com	1 (855) 553 4763

Participants in the Solicitation

21CF, Disney, New Disney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding 21CF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in 21CF’s Annual Report on Form 10-K for the year ended June 30, 2017 and its proxy statement filed on September 28, 2017, which are filed with the SEC. Information regarding Disney’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in Disney’s Annual Report on Form 10-K for the year ended September 30, 2017 and its proxy statement filed on January 12, 2018, which are filed with the SEC. A more complete description is available in the registration statement on Form S-4 and the updated joint proxy statement/prospectus and will be available in the registration statement of New Fox.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (ii) the required regulatory approvals are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction, (iii) the risk that a condition to closing of the transaction may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the transaction under U.S. and Australian tax laws), (iv) the risk that the anticipated tax treatment of the transaction is not obtained, (v) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the number of New Disney shares and the cash amount to be paid to holders of 21CF’s common stock, (vi) potential litigation relating to the proposed transaction that could be instituted against 21CF, Disney or their respective directors, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (ix) negative effects of the announcement or the consummation of the transaction on the market price of 21CF’s common stock, Disney’s common stock and/or New Disney’s common stock, (x) risks relating to the value of the New Disney shares to be issued in the transaction and uncertainty as to the long-term value of New Disney’s common stock, (xi) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (xii) the risks and costs associated with, and the ability of New Disney to, integrate the businesses successfully and to achieve anticipated synergies, (xiii) the risk that disruptions from the proposed transaction will harm 21CF’s or Disney’s business, including current plans and operations, (xiv) the ability of 21CF or Disney to retain and hire key personnel, (xv) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the proposed transactions or cause the terms of the proposed transactions to be modified, (xvi) the ability of the parties to obtain or consummate financing or refinancing related to the transactions upon acceptable terms or at all, (xvii) as well as management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transactions, are more fully discussed in the updated joint proxy statement/prospectus included in the Form S-4, and will be more fully discussed in the registration statement that will be filed with respect to New Fox. While the list of factors presented here and in the updated joint proxy statement/prospectus included in the Form S-4 are, and the list of factors presented in the registration statement of New Fox will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on 21CF’s, Disney’s or New Disney’s consolidated financial condition, results of operations, credit rating or liquidity. Neither 21CF, Disney nor New Disney assume any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Consent and Reimbursement Agreement, dated as of July 11, 2018, between The Walt Disney Company and Twenty-First Century Fox, Inc.

  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name: Roger J. Patterson
Title: Associate General Counsel and Assistant Secretary Registered In-House Counsel

  Date: July 11, 2018